                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  July 31, 2001


                            SCHOOL SPECIALTY, INC.
                            ----------------------
            (Exact name of registrant as specified in its Charter)

   Wisconsin                     000-24385                      39-0971239
(State or other                 -----------                    (IRS Employer
jurisdiction of                 (Commission                 Identification No.)
incorporation)                  File Number)


           W6316 Design Drive
         Greenville, Wisconsin                            54942
----------------------------------------                ----------
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:   (920) 734-5712
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     Item 5.   Other Events.
               ------------

     On July 31, 2001, the Company issued a press release regarding its sale of an additional $19.5 million of convertible subordinated notes. The press release is filed as Exhibit 99 hereto.

     Item 7.   Financial Statements and Exhibits.
               ---------------------------------

     (c)  Exhibits

Exhibit No.     Description
-----------     -----------
         99     Press release dated July 31, 2001

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SCHOOL SPECIALTY, INC.
                                       (Registrant)


          July 31, 2001                /s/ Mary M. Kabacinski
          -------------                -----------------------------------------
          Date                         Mary M. Kabacinski
                                       Executive Vice President, Chief Financial
                                       Officer

                                       3
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                                 EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
         99     Press release dated July 31, 2001

                                       4